UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09243

The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Utility Trust

Semiannual Report — June 30, 2022

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Timothy M. Winter, CFA	Justin Berger, CFA	Brett Kearney, CFA
Chief Investment Officer	Portfolio Manager BA, Rollins College MBA, University of Notre Dame	Portfolio Manager BA, Yale University MBA, Wharton School, University of Pennsylvania	Portfolio Manager BS, Washington and Lee University MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return of The Gabelli Utility Trust (the Fund) was (5.7)%, compared with total returns of (0.6)% for the Standard & Poor’s (S&P) 500 Utilities Index. The total return for the Fund’s publicly traded shares was (10.5)%. The Fund’s NAV per share was $3.95, while the price of the publicly traded shares closed at $6.80 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective (Unaudited)

The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

In the first half of 2022, the Fund returned a negative 5.7%, compared with a negative 0.6% for the S&P 500 Utilities Index (SPU) and a negative 20.0% return from the S&P 500 Index. The U.S. equity market’s long-term “bull run” has been deflated by the impacts of higher interest rates, energy prices, and inflation. In addition, the Russian invasion of Ukraine, combined with threats from China and North Korea, upset the world economic order. Oil and gas prices have risen significantly. The U.S. and Europe face an energy crisis, partly driven by the transformation from fossil fuel dependency to clean energy. Utility stocks represent a safe haven amidst the economic and geopolitical turmoil and are beneficiaries of the near- and long-term energy infrastructure needs.

The outlook for utility earnings and dividend growth remains strong for the foreseeable future, driven by ongoing infrastructure investment. The transition to clean energy is among the more significant long-term secular megatrends of this decade while maintaining affordability and reliability during the transition is a critical near-term challenge. High natural gas and power prices help make renewable power more economical but hamper affordability. The rapid phase-out of baseload fossil-fired generation and reluctance to invest in gas infrastructure have resulted in a greater dependence on existing infrastructure and weakened supply conditions. As regulated energy conduits, electric utilities pass through higher fuel and inflationary costs, and fuel diversity helps balance the evolving energy sentiment. Further, we expect ongoing favorable political and regulatory support for increasing clean energy and transmission/distribution infrastructure investment.

In the first half of 2022, many of the Fund’s top performing stocks benefited from defensive characteristics, including WEC Energy Group Inc. (3.51% of total investments as of June 30, 2022; +26.3% total return), Xcel Energy Inc. (2.93%; +5.3%), and American Electric Power Co. Inc. (1.40%; +9.6%), and/or higher energy prices, including energy-oriented utilities Southwest Gas Holdings Inc. (2.30%; +26.3% total return), National Fuel Gas Co. (1.97%; +4.7%), as well as midstream pipeline Enbridge Inc. (1.16%; +11.2%). Southwest Gas is undergoing a strategic review following an Icahn Capital proxy contest.

Portfolio detractors included NextEra Energy Inc. (4.28%; -16.1%), Severn Trent plc (1.31%; -15.5%), and American Water Works Co. Inc. (0.94%; -20.6%). All three stocks reached all-time highs in 2021 or early 2022 and were likely impacted by the overall market decline and profit taking.

Thank you for your investment in The Gabelli Utilities Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)

	Six Months	1 Year	5 year	10 year	15 year	20 year	Since Inception (7/9/99)
The Gabelli Utility Trust (GUT)
NAV Total Return (b)	(5.73)%	2.24%	5.07%	7.54%	6.66%	8.43%	8.22%
Investment Total Return (c)	(10.45)	(3.62)	10.97	8.95	8.14	8.64	9.41
S&P 500 Utilities Index	(0.55)	14.30	9.78	10.47	7.90	9.51	7.39
Lipper Utility Fund Average	(2.05)	8.81	8.00	8.91	6.50	9.09	6.66

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of June 30, 2022:

The Gabelli Utility Trust

Long Positions

Electric Integrated	40.1%
U.S. Government Obligations	19.3%
Natural Gas Utilities	6.4%
Telecommunications	5.3%
Natural Gas Integrated	5.0%
Water	5.0%
Cable and Satellite	3.4%
Electric Transmission and Distribution	2.4%
Global Utilities	1.9%
Wireless Communications	1.7%
Alternative Energy	1.4%
Merchant Energy	1.4%
Services	1.4%
Machinery	1.0%
Natural Resources	1.0%
Diversified Industrial	0.8%
Equipment and Supplies	0.6%
Transportation	0.6%
Electronics	0.4%
Oil	0.3%
Environmental Services	0.2%
Financial Services	0.2%
Automotive	0.1%
Communications Equipment	0.1%
Entertainment	0.0%*
Specialty Chemicals	0.0%*
100.0%
Short Positions

Natural Gas Utilities	(0.2)%
(0.2)%

*       Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 80.2%
	ENERGY AND UTILITIES — 67.1%
	Alternative Energy — 1.4%
3,100	Brookfield Renewable Corp., Cl. A	$112,431	$110,391
3,300	Clearway Energy Inc., Cl. C	82,745	114,972
7,000	Eos Energy Enterprises Inc.†	62,856	8,470
1,000	Landis+Gyr Group AG	64,921	52,428
46,250	NextEra Energy Partners LP	1,933,265	3,429,900
12,700	Ormat Technologies Inc.	370,790	995,045
600	Orsted AS(a)	98,525	62,717
14,000	Siemens Gamesa Renewable Energy SA†	252,245	262,763
150	SolarEdge Technologies Inc.†	30,635	41,052
6,000	Vestas Wind Systems A/S	124,138	126,720
		3,132,551	5,204,458

	Diversified Industrial — 0.7%
2,000	Alstom SA	59,738	45,250
16,247	AZZ Inc.	620,190	663,203
16,000	Bouygues SA	565,679	492,285
8,750	General Electric Co.	871,715	557,112
300	Sulzer AG	17,310	18,635
27,000	Vantage Towers AG	780,792	752,638
		2,915,424	2,529,123

	Electric Integrated — 39.9%
23,000	ALLETE Inc.	1,131,117	1,351,940
78,750	Alliant Energy Corp.	2,726,138	4,615,538
17,150	Ameren Corp.	622,343	1,549,674
52,950	American Electric Power Co. Inc.	3,560,523	5,080,023
1,800	Atlantica Sustainable Infrastructure plc	47,248	58,068
66,000	Avangrid Inc.	2,401,804	3,043,920
35,000	Avista Corp.	1,553,492	1,522,850
350	Badger Meter Inc.	22,313	28,312
32,500	Black Hills Corp.	1,598,964	2,365,025
6,000	CenterPoint Energy Inc.	150,044	177,480
82,400	CMS Energy Corp.	3,634,626	5,562,000
45,000	Dominion Energy Inc.	3,210,333	3,591,450
16,800	DTE Energy Co.	1,187,643	2,129,400
72,700	Duke Energy Corp.	6,379,402	7,794,167
65,000	Edison International	3,905,402	4,110,600
6,500	Emera Inc.	251,579	304,498
4,125	Entergy Corp.	167,164	464,640
141,000	Evergy Inc.	7,875,253	9,200,250
116,050	Eversource Energy	7,533,861	9,802,743
100,400	FirstEnergy Corp.	3,297,989	3,854,356
82,000	Hawaiian Electric Industries Inc.	2,719,364	3,353,800
			Market
Shares		Cost	Value
4,000	IDACORP Inc.	$405,729	$423,680
59,000	MGE Energy Inc.	3,629,476	4,591,970
200,400	NextEra Energy Inc.	11,651,124	15,522,984
48,000	NiSource Inc.	397,800	1,415,520
72,500	NorthWestern Corp.	3,993,527	4,272,425
180,000	OGE Energy Corp.	6,639,466	6,940,800
71,000	Otter Tail Corp.	2,525,998	4,766,230
55,000	PG&E Corp.†	559,726	548,900
1,100	Pinnacle West Capital Corp.	91,937	80,432
130,000	PNM Resources Inc.	6,284,263	6,211,400
57,250	Portland General Electric Co.	2,478,514	2,766,893
18,400	PPL Corp.	545,468	499,192
31,550	Public Service Enterprise Group Inc.	1,236,764	1,996,484
50	Roper Technologies Inc.	23,695	19,732
800	Sempra Energy	119,157	120,216
3,300	The Southern Co.	212,571	235,323
17,000	Unitil Corp.	448,439	998,240
126,500	WEC Energy Group Inc.	10,216,241	12,730,960
149,850	Xcel Energy Inc.	7,735,770	10,603,386
		113,172,267	144,705,501

	Electric Transmission and Distribution — 2.4%
35,000	Consolidated Edison Inc.	2,220,382	3,328,500
22,000	Constellation Energy Corp.	608,426	1,259,720
65,600	Exelon Corp.	1,489,980	2,972,992
110,000	Iberdrola SA	1,231,553	1,140,756
500	The Timken Co.	39,060	26,525
		5,589,401	8,728,493

	Environmental Services — 0.2%
1,300	Evoqua Water Technologies Corp.†	24,928	42,263
800	Fluidra SA	32,047	16,214
400	Pentair plc	23,700	18,308
200	Tetra Tech Inc.	17,557	27,310
27,712	Veolia Environnement SA†	507,925	676,360
		606,157	780,455

	Equipment and Supplies — 0.6%
4,000	Capstone Green Energy Corp.†	17,075	9,880
500	Danaher Corp.	80,886	126,760
3,655	Graham Corp.	31,549	25,292
30,000	Mueller Industries Inc.	947,533	1,598,700
1,100	Valmont Industries Inc.	205,857	247,093
		1,282,900	2,007,725

	Global Utilities — 1.9%
8,000	Chubu Electric Power Co. Inc.	135,666	80,542
7,595	EDP - Energias de Portugal
	SA	27,768	35,434

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
115,000	Electric Power Development Co. Ltd.	$2,520,952	$1,901,975
33,000	Endesa SA	956,686	622,482
300,000	Enel SpA	1,862,753	1,641,090
560,000	Hera SpA	1,323,309	1,619,712
15,000	Hokkaido Electric Power Co. Inc.	73,141	54,724
12,000	Hokuriku Electric Power Co.	87,872	47,052
5,000	Huaneng Power International Inc., ADR	71,292	96,000
35,000	Korea Electric Power Corp., ADR†	434,844	307,300
20,000	Kyushu Electric Power Co. Inc.	190,680	128,538
10,000	Shikoku Electric Power Co. Inc.	108,258	58,299
8,000	The Chugoku Electric Power Co. Inc.	130,999	51,474
25,000	The Kansai Electric Power Co. Inc.	330,129	247,642
10,000	Tohoku Electric Power Co. Inc.	116,733	53,582
		8,371,082	6,945,846

	Merchant Energy — 1.4%
240,000	The AES Corp.(b)	3,704,422	5,042,400

	Natural Gas Integrated — 5.0%
8,000	DT Midstream Inc.	201,070	392,160
85,000	Energy Transfer LP	1,024,746	848,300
105,000	Kinder Morgan Inc.	1,798,657	1,759,800
108,000	National Fuel Gas Co.	4,369,624	7,133,400
145,000	ONEOK Inc.	5,989,698	8,047,500
		13,383,795	18,181,160

	Natural Gas Utilities — 5.9%
25,500	Atmos Energy Corp.	2,023,097	2,858,550
9,000	Chesapeake Utilities Corp.	753,389	1,165,950
29,000	Corning Natural Gas Holding Corp.	273,995	714,270
14,000	Engie SA	406,391	160,886
69,000	National Grid plc, ADR	4,885,254	4,463,610
30,000	ONE Gas Inc.	1,276,328	2,435,700
20,000	RGC Resources Inc.	172,124	381,400
15,000	South Jersey Industries Inc.	493,535	512,100
95,915	Southwest Gas Holdings Inc.	6,672,151	8,352,278
5,200	Spire Inc.	295,596	386,724
			Market
Shares		Cost	Value
600	UGI Corp.	$26,633	$23,166
		17,278,493	21,454,634

	Natural Resources — 1.0%
54,700	Cameco Corp.	555,516	1,149,794
30,000	Compania de Minas Buenaventura SAA, ADR	327,255	198,000
21,700	Exxon Mobil Corp.	1,741,187	1,858,388
2,200	Hess Corp.	82,673	233,068
300	Linde plc	73,670	86,259
		2,780,301	3,525,509

	Oil — 0.3%
4,500	Devon Energy Corp.	43,702	247,995
27,000	Halliburton Co.	551,610	846,720
		595,312	1,094,715

	Services — 1.4%
24,000	ABB Ltd., ADR	478,264	641,520
99,500	Enbridge Inc.	2,767,495	4,204,870
		3,245,759	4,846,390

	Water — 5.0%
26,000	American States Water Co.	1,283,095	2,119,260
22,900	American Water Works Co. Inc.	2,469,193	3,406,833
24,200	Artesian Resources Corp., Cl. A	512,360	1,189,914
33,500	California Water Service Group	761,937	1,860,925
26,850	Essential Utilities Inc.	507,676	1,231,073
7,500	Middlesex Water Co.	156,325	657,600
143,000	Severn Trent plc	3,757,152	4,733,069
37,500	SJW Group	1,612,746	2,340,375
9,600	The York Water Co.	149,821	388,128
3,600	Zurn Water Solutions Corp.	112,871	98,064
		11,323,176	18,025,241

	TOTAL ENERGY AND UTILITIES	187,381,040	243,071,650

	COMMUNICATIONS — 10.5%
	Cable and Satellite — 3.4%
30,000	Altice USA Inc., Cl. A†	557,928	277,500
3,000	Charter Communications Inc., Cl. A†	598,964	1,405,590
20,000	Cogeco Inc.	389,461	1,060,441
64,000	DISH Network Corp., Cl. A†	2,090,557	1,147,520
13,500	EchoStar Corp., Cl. A†	324,623	260,550
332,000	ITV plc	688,250	263,744
60,000	Liberty Global plc, Cl. A†	1,270,647	1,263,000
120,071	Liberty Global plc, Cl. C†	3,379,833	2,652,369
75,000	Liberty Latin America Ltd., Cl. A†	844,114	585,000

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
5,947	Liberty Latin America Ltd., Cl. C†	$42,462	$46,327
20,000	Rogers Communications Inc., Cl. B	990,846	958,000
14,000	Shaw Communications Inc., Cl. B	390,089	412,539
102,000	Telenet Group Holding NV	4,627,971	2,117,509
		16,195,745	12,450,089

	Communications Equipment — 0.1%
8,000	Furukawa Electric Co. Ltd.	206,011	131,368

	Telecommunications — 5.3%
50,000	AT&T Inc.	1,189,369	1,048,000
12,000	BCE Inc., New York	532,628	590,160
6,047	BCE Inc., Toronto	257,284	297,229
100,000	BT Group plc, Cl. A	288,174	226,783
6,500	Cogeco Communications Inc.	226,985	439,679
95,000	Deutsche Telekom AG	1,638,870	1,886,174
60,000	Deutsche Telekom AG, ADR	991,918	1,195,200
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	38
135,000	Lumen Technologies Inc.	2,101,747	1,472,850
70,000	Nippon Telegraph & Telephone Corp.	813,435	2,010,024
148,839	Orange Belgium SA†	3,891,767	2,795,087
6,000	Orange SA, ADR	71,421	70,620
59,000	Orascom Financial Holding SAE†	9,810	546
11,800	Orascom Investment Holding, GDR†	10,951	295
30,000	Pharol SGPS SA†	8,930	2,509
6,000	Proximus SA	128,324	88,437
2,000	PT Indosat Tbk	1,061	879
130,000	Sistema PJSC FC, GDR(c)	619,941	65,000
1,350	Tele2 AB, Cl. B	15,469	15,374
220,000	Telefonica Deutschland Holding AG	630,305	631,704
250,000	Telefonica SA, ADR	1,200,752	1,282,500
85,000	Telekom Austria AG	712,797	565,631
15,000	Telephone and Data Systems Inc.	297,471	236,850
10,000	Telesat Corp.†	239,714	111,700
7,000	T-Mobile US Inc.†	549,799	941,780
346,972	VEON Ltd., ADR†	789,772	159,607
Shares		Cost	Market Value
60,000	Verizon Communications Inc.	$2,754,662	$3,045,000
		19,973,375	19,179,656

	Wireless Communications — 1.7%
5,000	America Movil SAB de CV, Cl. L, ADR	68,869	102,150
12,000	Anterix Inc.†	525,702	492,840
102,000	Millicom International Cellular SA, SDR†	2,603,161	1,455,754
1,154	Mobile TeleSystems PJSC(c)	6,303	513
7,250	Mobile TeleSystems PJSC, ADR(c)	75,934	4,423
1,200	Operadora De Sites Mexicanos SAB de CV	1,436	1,388
1,214	SK Telecom Co. Ltd., ADR	32,959	27,096
400	SmarTone Telecommunications Holdings Ltd.	207	211
60,000	Turkcell Iletisim Hizmetleri A/S, ADR	399,014	150,000
42,000	United States Cellular Corp.†	1,802,713	1,216,320
180,000	Vodafone Group plc, ADR	3,800,309	2,804,400
		9,316,607	6,255,095
	TOTAL COMMUNICATIONS	45,691,738	38,016,208
	OTHER — 2.4%
	Automotive — 0.1%
40,000	Iveco Group NV†	328,946	211,351

	Diversified Industrial — 0.1%
971	Allied Motion Technologies Inc.	31,540	22,178
600	Arcosa Inc.	30,593	27,858
290	ITT Inc.	25,051	19,500
1,220	L.B. Foster Co., Cl. A†	20,032	15,701
25,000	Macquarie Infrastructure Holdings LLC	911,578	97,750
		1,018,794	182,987

	Electronics — 0.4%
450	Hubbell Inc.	73,231	80,361
2,200	Keysight Technologies Inc.†	218,444	303,270
14,000	Sony Group Corp., ADR	960,385	1,144,780
		1,252,060	1,528,411

	Entertainment — 0.0%
12,095	Warner Bros Discovery Inc.†	366,677	162,315

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Equipment and Supplies — 0.0%
3,000	CIRCOR International Inc.† $	80,352	$49,170

	Financial Services — 0.2%
50,000	GAM Holding AG†	150,221	41,376
19,000	Kinnevik AB, Cl. A†	441,571	313,888
16,000	Kinnevik AB, Cl. B†	379,859	257,758
15,000	SDCL EDGE Acquisition Corp.†	150,000	146,402
		1,121,651	759,424

	Machinery — 1.0%
200,000	CNH Industrial NV	2,185,038	2,318,000
1,975	Flowserve Corp.	74,326	56,544
300	Medmix AG(a)	8,680	6,643
5,860	Mueller Water Products Inc., Cl. A	66,637	68,738
50,000	Welbilt Inc.†	1,187,069	1,190,500
1,300	Xylem Inc.	119,131	101,634
		3,640,881	3,742,059

	Specialty Chemicals — 0.0%
200	Air Products and Chemicals Inc.	50,793	48,096

	Transportation — 0.6%
21,500	GATX Corp.	984,104	2,024,440
	TOTAL OTHER	8,844,258	8,708,253

	INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.2%
	Electric Integrated — 0.2%
20,000	NRG Energy Inc.	480,910	763,400

	TOTAL COMMON STOCKS	242,397,946	290,559,511

	MANDATORY CONVERTIBLE SECURITIES (d) — 0.5%
	ENERGY AND UTILITIES — 0.5%
	Natural Gas Utilities — 0.5%
4,203	Corning Natural Gas Holding Corp., Ser. B, 4.800%, 09/30/26	87,212	123,988
34,500	Spire Inc., Ser. A, 7.500%, 03/01/24	1,725,000	1,825,395
	TOTAL MANDATORY CONVERTIBLE SECURITIES	1,812,212	1,949,383
			Market
Shares		Cost	Value
	WARRANTS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Services — 0.0%
1,425	Weatherford International plc, expire 12/13/23†	$0	$513

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 19.3%
$70,017,000	U.S. Treasury Bills,
	0.730% to 1.725%††,
	07/14/22 to 12/08/22(e)	69,896,722	69,861,127

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%		$314,106,880	362,370,534

SECURITIES SOLD SHORT — (0.2)% (Proceeds received $554,610)			(572,649)

Other Assets and Liabilities (Net)			902,150

PREFERRED SHARES
(1,997,400 preferred shares outstanding)			(72,412,500)

NET ASSETS — COMMON SHARES
(73,399,029 common shares outstanding)			$290,287,535

NET ASSET VALUE PER COMMON SHARE
($290,287,535 ÷ 73,399,029 shares outstanding)			$3.95

			Market
Shares		Proceeds	Value
	SECURITIES SOLD SHORT — (0.2)%
	Energy and Utilities — (0.2)%
	Natural Gas Utilities — (0.2)%
7,700	Spire Inc.	$554,610	$572,649
	TOTAL SECURITIES SOLD SHORT(f)	$554,610	$572,649

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	At June 30, 2022, $2,625,000 of the principal amount was pledged as collateral for current or potential holdings.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(e)	At June 30, 2022, $1,000,000 of the principal amount was pledged as collateral for securities sold short.

(f)	At June 30, 2022, these proceeds are being held at Pershing LLC.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments in securities, at value (cost $314,106,880)	$362,370,534
Cash	1,669
Foreign currency, at value (cost $546,639)	537,798
Deposit at brokers for securities sold short	551,976
Dividends receivable	871,446
Deferred offering expense	180,266
Prepaid expenses	3,520
Total Assets	364,517,209
Liabilities:
Securities sold short, at value (proceeds $554,610)	572,649
Distributions payable	599,427
Payable for investment advisory fees	282,448
Payable for offering costs	218,440
Payable for payroll expenses	42,439
Payable for accounting fees	7,500
Dividends payable on securities sold short	5,274
Other accrued expenses	88,997
Total Liabilities	1,817,174
Cumulative Preferred Shares $0.001 par value:
Series B Preferred Shares (Auction Market, $25,000 liquidation value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000
Series C Preferred Shares (5.375%, $25 liquidation value, 2,000,000 shares authorized with 1,996,500 shares issued and outstanding)	49,912,500
Total Preferred Shares	72,412,500
Net Assets Attributable to Common Shareholders	$290,287,535

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$243,650,105
Total distributable earnings	46,637,430
Net Assets	$290,287,535

Net Asset Value per Common Share:
($290,287,535 ÷ 73,399,029 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$3.95

Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $121,334)	$4,690,464
Interest	113,533
Total Investment Income	4,803,997
Expenses:
Investment advisory fees	1,744,874
Shareholder communications expenses	93,379
Trustees’ fees	74,784
Shareholder services fees	63,654
Payroll expenses	50,079
Legal and audit fees	49,553
Custodian fees	28,487
Accounting fees	22,500
Dividend expense on securities sold short	5,274
Service fees for securities sold short (See Note 2)	365
Interest expense	16
Miscellaneous expenses	89,698
Total Expenses	2,222,663
Less:
Advisory fee reduction (See Note 3)	(111,576)
Expenses paid indirectly by broker (See Note 5)	(2,646)
Total Credits and Reductions	(114,222)
Net Expenses	2,108,441
Net Investment Income	2,695,556
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, and Foreign Currency:
Net realized gain on investments in securities	826,795
Net realized loss on securities sold short	(2,291)
Net realized loss on foreign currency transactions	(4,416)
Net realized gain on investments in securities, securities sold short, and foreign currency transactions	820,088
Net change in unrealized appreciation/depreciation:
on investments in securities	(21,782,506)
on securities sold short	(18,039)
on foreign currency translations	(36,419)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, and foreign currency translations	(21,836,964)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, and Foreign Currency	(21,016,876)
Net Decrease in Net Assets Resulting from Operations	(18,321,320)
Total Distributions to Preferred Shareholders	(1,712,537)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(20,033,857)

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net investment income	$2,695,556	$4,221,130
Net realized gain on investments in securities, securities sold short and foreign currency transactions	820,088	7,677,155
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short and foreign currency translations	(21,836,964)	31,264,327
Net Increase/(Decrease) in Net Assets Resulting from Operations	(18,321,320)	43,162,612

Distributions to Preferred Shareholders:
Accumulated earnings	(1,480,009)*	(4,793,409)
Return of capital	(232,528)*	—
Total Distributions to Preferred Shareholders	(1,712,537)	(4,793,409)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(20,033,857)	38,369,203

Distributions to Common Shareholders:
Accumulated Earnings	(1,608,498)*	(5,741,013)
Return of capital	(18,497,719)*	(30,677,186)

Total Distributions to Common Shareholders	(20,106,217)	(36,418,199)

Fund Share Transactions:
Increase in net assets from common shares issued in offering	50,234,410	43,372,120
Net increase in net assets from common shares issued upon reinvestment of distributions	3,260,012	6,084,011
Net increase in net assets from repurchase of preferred shares	2,115	—
Offering costs for common shares charged to paid-in capital	(366,258)	(370,377)
Net Increase in Net Assets from Fund Share Transactions	53,130,279	49,085,754

Net Increase in Net Assets Attributable to Common Shareholders	12,990,205	51,036,758

Net Assets Attributable to Common Shareholders:
Beginning of year	277,297,330	226,260,572
End of period	$290,287,535	$277,297,330

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020		2019	2018	2017
Operating Performance:
Net asset value, beginning of year	$4.35		$4.11	$5.03		$4.61	$5.34	$5.45
Net investment income	0.04		0.07	0.09		0.11	0.12	0.11
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.31)		0.69	(0.35)		0.99	(0.27)	0.48
Total from investment operations	(0.27)		0.76	(0.26)		1.10	(0.15)	0.59
Distributions to Preferred
Shareholders: (a)
Net investment income	(0.02	)*	(0.04)	(0.10)		(0.02)	(0.02)	(0.02)
Net realized gain	(0.01	)*	(0.04)	—		(0.08)	(0.08)	(0.09)
Return of capital	(0.00	)*(b)	—	(0.00	)(b)	—	—	—

Total distributions to preferred Shareholders	(0.03)		(0.08)	(0.10)		(0.10)	(0.10)	(0.11)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.30)		0.68	(0.36)		1.00	(0.25)	0.48
Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.04)	—		(0.09)	(0.10)	(0.10)
Net realized gain	(0.01	)*	(0.05)	—		(0.39)	(0.48)	(0.49)
Return of capital	(0.27	)*	(0.51)	(0.60)		(0.12)	(0.02)	(0.01)

Total distributions to common Shareholders	(0.30)		(0.60)	(0.60)		(0.60)	(0.60)	(0.60)
Fund Share Transactions:
Increase in net asset value from common share transactions	0.19		0.13	—		—	0.12	0.01
Increase in net asset value from common shares issued upon reinvestment of distributions	0.02		0.04	0.04		0.02	0.01	—
Increase in net asset value from repurchase of preferred shares	0.00	(b)	—	—		—	—	—
Offering costs and adjustments to offering costs for preferred shares charged or credited to paid-in capital	—		—	—		0.00 (b)	(0.01)	0.00 (b)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.01)		(0.01)	—		—	—	—

Total Fund share transactions	0.20		0.16	0.04		0.02	0.12	0.01
Net Asset Value Attributable to Common Shareholders, End of Period	$3.95		$4.35	$4.11		$5.03	$4.61	$5.34
NAV total return †	(5.73)%		18.13%	(5.37)%		23.21%	(5.02)%	9.27%
Market value, end of period	$6.80		$8.24	$8.12		$7.77	$5.94	$7.10
Investment total return ††	(10.45)%		13.91%	13.88%		42.99%	(4.76)%	23.48%
Ratios to Average Net Assets and Supplemental Data:

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020		2019		2018		2017
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$362,700		$378,630	$327,593		$374,625		$348,449		$336,165
Net assets attributable to common shares, end of period (in 000’s)	$290,288		$277,297	$226,261		$273,293		$247,117		$234,833
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.93	%(c)	1.61%	2.16%		2.30%		2.51%		2.04%
Ratio of operating expenses to average net assets attributable to common shares before fee waived (d)(e)	1.59	%(c)	1.75%	1.84%		1.64	%(f)	1.81%		1.80%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (d)	1.51	%(c)(g)	1.75%	1.62	%(g)	1.64	%(f)(g)	1.60	%(g)	1.80%
Portfolio turnover rate	2%		10%	19%		23%		26%		18%
Cumulative Preferred Shares:
5.625% Series A Preferred(h)
Liquidation value, end of period (in 000’s)	—		$28,832	$28,832		$28,832		$28,832		$28,832
Total shares outstanding (in 000’s)	—		1,153	1,153		1,153		1,153		1,153
Liquidation preference per share	—		$25.00	$25.00		$25.00		$25.00		$25.00
Average market value (i)	—		$26.93	$26.78		$26.19		$25.43		$25.68
Asset coverage per share (j)	—		$93.41	$80.82		$92.43		$85.97		$82.94
Auction Market Series B Preferred
Liquidation value, end of period (in 000’s)	$22,500		$22,500	$22,500		$22,500		$22,500		$22,500
Total shares outstanding (in 000’s)	1		1	1		1		1		1
Liquidation preference per share	$25,000		$25,000	$25,000		$25,000		$25,000		$25,000
Liquidation value (k)	$25,000		$25,000	$25,000		$25,000		$25,000		$$25,000
Asset coverage per share (j)	$125,220		$93,413	$80,821		$92,425		$85,967		$82,936
5.375% Series C Preferred
Liquidation value, end of period (in 000’s)	$49,913		$50,000	$50,000		$50,000		$50,000		$50,000
Total shares outstanding (in 000’s)	1,997		2,000	2,000		2,000		2,000		2,000
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00		$25.00		$25.00
Average market value (i)	$25.24		$26.02	$25.96		$25.90		$25.01		$25.32
Asset coverage per share (j)	$125.22		$93.41	$80.82		$92.43		$85.97		$82.94
Asset Coverage (l)	501%		374%	323%		370%		344%		332%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.

(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for six months ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 1.25%, 1.26%, 1.28%, 1.19%, 1.28%, and 1.26%, respectively.

(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.71% and 1.24%, respectively.

(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2022 and years ended December 31, 2020, 2019, 2018, and 2017 would have been 1.18%, 1.12%, 1.19%, 1.14%, and 1.26%, respectively.

(h)	The Fund redeemed and retired all its outstanding Series A Preferred Shares on January 31, 2022.

(i)	Based on weekly prices.

(j)	Asset coverage per share is calculated by combining all series of preferred shares.

(k)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

(l)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the Fund) was organized on February 25, 1999 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the 80% Policy). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communications
Telecommunications	$19,114,656	—	$65,000	$19,179,656
Wireless Communications	6,250,159	—	4,936	6,255,095
Other Industries (b)	12,581,457	—	—	12,581,457
Energy and Utilities (b)	243,071,650	—	—	243,071,650
Independent Power Producers and Energy
Traders (b)	763,400	—	—	763,400
Other (b)	8,708,253	—	—	8,708,253
Total Common Stocks	290,489,575	—	69,936	290,559,511
Mandatory Convertible Securities (b)	1,825,395	$123,988	—	1,949,383
Warrants (b)	513	—	—	513
U.S. Government Obligations	—	69,861,127	—	69,861,127
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$292,315,483	$69,985,115	$69,936	$362,370,534

LIABILITIES (Market Value):
Common Stocks Sold Short	$(572,649)	—	—	$(572,649)
TOTAL INVESTMENTS IN SECURITIES
– LIABILITIES	$(572,649)	—	—	$(572,649)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2022, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. At June 30, 2022, the Fund held no investments in equity contract for difference swap agreements.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2022 are reflected within the Schedule of Investments. For the six months ended June 30, 2022, the Fund incurred $365 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2022, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s the Series B Auction Market Cumulative Preferred Shares (Series B Preferred), and the 5.375% Series C Cumulative Preferred Shares (Series C Preferred) are recorded on a daily basis and are determined as described in Note 6.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,029,766	$2,529,676
Net long term capital gains	2,711,247	2,263,733
Return of capital	30,677,186	—
Total distributions paid	$36,418,199	$4,793,409

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at June 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$314,427,368	$65,458,181	$(18,087,664)	$47,370,517

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series B Preferred if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rates of the Series B Preferred for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the dividend rates of the Series B Preferred for the period. For the six months ended June 30, 2022, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the Series B Preferred. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were reduced by $111,576. Advisory fees were not accrued on the Series B Preferred Shares.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated $7,340,060 and $5,907,069, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund paid $908 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,646.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2022, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2022, the Fund accrued $50,079 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued in rights offering	9,133,529	$50,234,410	7,885,840	$43,372,120
Net increase in net assets from common shares issued upon reinvestment of distributions	467,446	3,260,012	820,290	6,084,011
Net increase	9,600,975	$53,494,422	8,706,130	$49,456,131

On March 10, 2022, the Fund distributed one transferable right for each of the 63,934,698 common shares outstanding held on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On April 20, 2022, the Fund issued 9,133,529 common shares receiving net proceeds of $49,894,410, after the deduction of estimated offering expenses of $340,000. The NAV of the Fund increased by $0.16 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The fund has an effective shelf registration authorizing an additional $141 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Act and by the Statement of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Series B and Series C Preferred Shares at redemption prices of $25,000 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on investment income and gains available to common shareholders.

The Fund may redeem at any time, in whole or in part, the Series B Preferred at the redemption price. In addition, the Board has authorized the repurchase of the Series C Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2022, the Fund repurchased and retired 3,500 of the Series C Preferred Shares in the open market at an investment of $85,385 and an average discount of approximately 2.46% from its liquidation preference; during the year ended December 31, 2021, the Fund did not repurchase any shares of Series A Preferred, Series B Preferred, or Series C Preferred.

On January 31, 2022, the Fund redeemed all Series A Preferred at the Redemption Price of $25.13671875 per share, which consisted of the liquidation preference of $25.00 plus $0.13671875 per share representing accumulated but unpaid dividends and distributions to the redemption date of January 31, 2022.

For Series B, Preferred Shares, the dividend rates are typically set by an auction process that is generally held every seven days, and are typically expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B Preferred Shares is 200 basis points greater than the seven day ICE LIBOR rate on the date of such auction.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Since December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative. As a result, since December 31, 2021, the seven day ICE LIBOR rate has ceased to be published and is no longer representative. Because the Series B Preferred Shares have no other effective alternative rate setting provision, a last-resort fallback of fixing this LIBOR-based reference rate at its last published rate applies. The last published seven day ICE LIBOR rate was 0.076%, which results in a fixed maximum rate for Series B Preferred Shares of 2.076% for all failed auctions after December 31, 2021. In the absence of successful future auctions that establish dividend rates based on prevailing short term interest rates, this result could lead to divergent and unexpected economic results for the Fund and holders of the Series B Preferred Shares since the rates payable on the Series B Preferred Shares are no longer likely to be representative of prevailing market rates.

Existing Series B Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund has the authority to purchase its Series B auction market preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction market preferred shares, and the timing and amount of any auction market preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The following table summarizes Cumulative Preferred Shares information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2022	Net Proceeds	2022 Dividend Rate Range	Dividend Rate at 6/30/2022	Accrued Dividends at 6/30/2022
B Auction Market	July 31, 2003	1,000	900	$24,590,026	2.076%	2.076%	$2,560
C 5.375%	May 31, 2016	2,000,000	1,996,500	$48,142,029	Fixed Rate	5.375%	$37,261

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On March 11, 2021, the Fund distributed one transferable right for each of the 55,200,877 common shares outstanding held on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.50 per share. On May 21, 2021, the Fund issued 7,885,840 common shares receiving net proceeds of $43,001,743, after the deduction of offering expenses of $370,377. The NAV of the Fund increased by $0.13 per share on the day the additional shares were issued due to the additional shares being issued above NAV.

7. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 3, 2022, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 9, 2022 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 9, 2022. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli, Elizabeth C. Bogan, Vincent D. Enright, and Kuni Nakamura as Trustees of the Fund, with a total of 37,304,509 votes, 42,111,165 votes, 42,085,702 votes, and 42,152,995 votes cast in favor of these Trustees, and a total of 5,553,258 votes, 746,603 votes, 772,066 votes, and 704,772 votes withheld for these Trustees, respectively.

John Birch, James P. Conn, Frank J. Fahrenkopf, Jr., Michael J. Ferrantino, Leslie F. Foley, John D. Gabelli, Michael J. Melarkey, Robert J. Morrissey, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Utility Trust

Additional Fund Information (Unaudited)

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series B and Series C Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common s tock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. ("Computershare"), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Utility Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics from Rollins College and MBA degree in Finance from Notre Dame.

Justin Bergner, CFA, is a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC, the Adviser. Justin rejoined Gabelli & Company in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Brett Kearney, CFA, is a portfolio manager covering industrials with a focus on the flow control and other niche manufacturing sectors. He joined the Firm in 2017. Previously he was an analyst at Schultze Asset Management, an analyst at Fidus Mezzanine Capital, and an investment analyst at the Bond & Corporate Finance Group of John Hancock Financial Services. Brett graduated cum laude with a BS in Business Administration from Washington and Lee University and holds an MBA from Columbia Business School, where he participated in the school’s Value Investing Program.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Senior Lecturer,
Princeton University

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Frank J. Fahrenkopf, Jr.
Former President &
Chief Executive Officer,
American Gaming Association

Michael J. Ferrantino
Chief Executive Officer,
InterEx, Inc.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Kuni Nakamura
President,
Advanced Polymer, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Daniel Plourde
Vice President

David I. Schachter
Vice President & Ombudsman

INVESTMENT ADVISER

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GUT Q2/2022

GABELLI
FUNDS

THE GABELLI UTILITY TRUST

GUT

Semiannual Report
June 30, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2022 through 01/31/2022	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 63,866,011 Preferred Series C – 2,000,000
Month #2 02/01/2022 through 02/28/2022	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 63,934,698 Preferred Series C – 2,000,000
Month #3 03/01/2022 through 03/31/2022	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 64,006,182 Preferred Series C – 2,000,000
Month #4 04/01/2022 through 04/30/2022	Common – N/A Preferred Series C – 3,500	Common – N/A Preferred Series C – $24.3857	Common – N/A Preferred Series C – 3,500	Common – 64,083,473 Preferred Series C – 2,000,000 - 3,500 = 1,996,500
Month #5 05/01/2022 through 05/31/2022	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 73,302,388 Preferred Series C – 1,996,500
Month #6 06/01/2022 through 06/30/2022	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – N/A Preferred Series C – N/A	Common – 73,399,029 Preferred Series C – 1,996,500
Total	Common – N/A Preferred Series C – 3,500	Common – N/A Preferred Series C – $24.3857	Common – N/A Preferred Series C – 3,500	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.